Exhibit 4(a)
November 20, 2020

Company Order and Officers’ Certificate
0.75% Senior Notes, Series M, due 2023
1.00% Senior Notes, Series N, due 2025
Floating Rate Notes, Series A, due 2023

The Bank of New York Mellon Trust Company, N.A., as Trustee
2 North LaSalle Street, 7th Floor
Chicago, Illinois 60602

Ladies and Gentlemen:

Pursuant to Article Two of the Indenture, dated as of May 1, 2001 (as it may be amended or supplemented, the “Indenture”), from American Electric Power Company, Inc. (the “Company”) to The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Trustee”), and the Board Resolutions dated [October 22, 2019], a copy of which, as certified by the Secretary or an Assistant Secretary of the Company, is being delivered herewith under Section 2.01 of the Indenture, and unless otherwise provided in a subsequent Company Order pursuant to Section 2.04 of the Indenture,

1.    The Company’s 0.75% Senior Notes, Series M, due 2023 (the “Series M Notes”), 1.00% Senior Notes, Series N, due 2025 (the “Series N Notes”) and Floating Rate Notes, Series A, due 2023 (the “Series A Notes”) are hereby established. The Series M Notes and the Series N Notes collectively referred to herein as the “Fixed Rate Notes”. The Fixed Rates Notes and the Series A Notes are collectively referred to herein as the “Notes”. The Notes shall be in substantially the forms attached hereto as Exhibits 1, 2 and 3.

2.    The terms and characteristics of the Notes shall be as follows (the numbered clauses set forth below corresponding to the numbered subsections of Section 2.01 of the Indenture, with terms used and not defined herein having the meanings specified in the Indenture or in the Notes):

(i)    The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture initially shall be limited to $450,000,000 for the Series M Notes, $450,000,000 for the Series N Notes and $600,000,000 for the Series A Notes, except as contemplated in Section 2.01(i) of the Indenture and except that such principal amount may be increased from time to time; all Series M Notes, all Series N Notes and all Series A Notes need not be issued at the same time and each such series may be reopened at any time, without the consent of any securityholder, for issuance of additional Notes, which Notes will have the same interest rate, maturity and other terms as those initially issued (other than the date of issuance, the issue price and, in some circumstances, the initial interest accrual date and initial interest payment date);

(ii)    The date on which the principal of the Series M Notes shall be payable shall be November 1, 2023, the date on which the principal of the Series N Notes shall be payable shall be November 1, 2025 and the date on which the principal of the Series A Notes shall be payable shall be November 1, 2023;

(iii)    (a) Interest shall accrue from the date of issuance of the Fixed Rate Notes; the Interest Payment Dates on which such interest will be payable for the Fixed Rate Notes shall be May 1 and November 1, and the Regular Record Date for the determination of holders of the Fixed Rate Notes to whom interest is payable on any such Interest Payment Date shall be the April 15 or October 15 preceding the relevant Interest Payment Date; provided that the first Interest Payment Date for the Fixed Rate Notes shall be May 1, 2021 and interest payable on the Stated Maturity Date or any Redemption Date shall be paid to the Person to whom principal shall be paid;

(b) Interest shall accrue from the date of issuance of the Series A Notes; the Interest Payment Dates on which such interest will be payable for the Series A Notes shall be February 1, May 1, August 1 and November 1, and the Regular Record Date for the determination of holders of the Series A Notes to whom interest is payable on any such Interest Payment Date shall be the close of business on the Business Day before the applicable Interest Payment Date, provided that if the Series A Notes are not in book-entry only form, the record date for each Interest Payment Date will be the close of business on the fifteenth calendar day before the applicable Interest Payment Date; provided further that the first Interest Payment Date for the Series A Notes shall be February 1, 2021 and interest payable on the Stated Maturity Date or any Redemption Date shall be paid to the Person to whom principal shall be paid;

(iv)    (a) The interest rate at which the Series M Notes shall bear interest shall be 0.75% per annum and the interest rate at which the Series N Notes shall bear interest shall be 1.00% per annum.

(b) The per annum interest rate at which the Series A Notes shall bear interest for the period from the issue date to the first LIBOR Rate Reset shall be equal to the Three-Month LIBOR Rate as determined by the Calculation Agent on November 18, 2020 plus 0.48% (the “Margin”). Following the initial interest period the per annum interest rate on the Series A Notes for each subsequent interest period shall, subject to the provisions set forth below, be equal to the Three Month LIBOR Rate as determined by the Calculation Agent on the related LIBOR Rate Reset Date, plus the Margin. Such interest rate will be reset on the 1st day of the months of February, May, August and November of each year beginning in February 2021 (each, a “LIBOR Rate Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing on November 20, 2020) and ending on the day preceding the next Interest Payment Date. Promptly upon such determination, the Calculation Agent will notify the Trustee for the Series A Notes, if the person serving as the Trustee is not then serving as the Calculation Agent, of the interest rate for the new interest period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and registered holders of the Series A Notes, the Company and the Trustee.

If any LIBOR Rate Reset Date falls on a day that is not a Business Day, the LIBOR Rate Reset Date will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the LIBOR Rate Reset Date will be the next preceding Business Day. The interest rate in effect on any LIBOR Rate Reset Date will be the applicable rate as reset on that date. The interest rate applicable to any other day will either be the initial Interest Rate or the interest rate as reset on the immediately preceding LIBOR Rate Reset Date.

The amount of interest payable will be computed on the basis of the actual number of days in the relevant quarterly period (including the first day of the quarterly period and excluding the last day of the quarterly period) divided by 360. If any Interest Payment Date, other than the maturity date of the Series A Notes, falls on a day that is not a Business Day, the Interest Payment

Date will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the maturity date of the Series A Notes falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the maturity date.

Accrued interest on any Series A Note will be calculated by multiplying the principal amount of the Series A Note by an accrued interest factor. The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is computed by dividing the interest rate applicable to that day by 360.

Notwithstanding the above, if the Company (or the Designee) determines on or prior to the relevant LIBOR Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, then (i) the Company shall promptly provide notice of such determination to the Calculation Agent and (ii) the provisions set forth below under “Effect of Benchmark Transition Event”, which is referred to as the “Benchmark Transition Provisions,” will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Notes of this series during the relevant interest period. In accordance with the Benchmark Transition Provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Interest Rate that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement and the Margin. However, if the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant LIBOR Interest Determination Date, the interest rate for the applicable interest period will be equal to the interest rate for the immediately preceding interest period, as determined by the Company (or the Designee). Any percentage resulting from any calculation of any interest rate for the Series A Notes less than 0.00% will be deemed to be 0.00% (or 0.0000).

Effect of Benchmark Transition Event

Benchmark Replacement. If the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Series A Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company (or the Designee) pursuant to the Benchmark Transition Provisions, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary herein or in the Indenture, shall become effective without consent from the holder of this Note or any other party. Neither the Trustee nor the Calculation Agent will have any liability for any determination made by or on behalf of the Company or the Designee in connection with a Benchmark Transition Event or a Benchmark Replacement.

By its acquisition of the Series A Notes, each noteholder (which, for these purposes, includes each beneficial owner) (i) will acknowledge, accept, consent and agree to be bound by the determination of the Three-Month LIBOR Rate or any component thereof by the Company or the Calculation Agent, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such noteholder, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the paying agent and the Calculation Agent for, agree not to initiate a suit against the trustee, the paying agent and the Calculation Agent in respect of, and agree that none of the Trustee, the paying agent or the Calculation Agent will be liable for, the determination of or the failure to determine any Three-Month LIBOR Rate and any losses suffered in connection therewith.

In no event shall the Calculation Agent be responsible for determining any substitute for the Three-Month LIBOR Rate, or for making any adjustments to any alternative benchmark or spread thereon, the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark. In connection with the foregoing, the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company (or the Designee) and shall have no liability for such actions taken at the direction of the Company.

(v) (a) At any time on or after November 20, 2021, the Company may redeem the Series M Notes in whole or in part at 100% of the principal amount of the Series M Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Series M Notes.

(b) The Series N Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Series N Notes. At any time prior to October 1, 2025 (the date that is one month prior to maturity (the “Series N Par Call Date”)), the Series N Notes may be redeemed either as a whole or in part at a redemption price calculated by the Independent Investment Banker equal to the greater of (1) 100% of the principal amount of the Series N Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Series N Notes being redeemed that would be due if such Series N Notes matured on the Series N Par Call Date (excluding the portion of any such interest accrued to but excluding the date of redemption) discounted (for purposes of determining present value) to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date of redemption. The Series N Notes to be redeemed in whole or in part will be selected in a manner that complies with the requirements of the DTC.

At any time on or after the Series N Par Call Date, the Company may redeem the Series N Notes in whole or in part at 100% of the principal amount of the Series N Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Series N Notes.

(c) At any time on or after November 20, 2021, the Company may redeem the Series A Notes in whole or in part at 100% of the principal amount of the Series A Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Series A Notes. The Series A Notes to be redeemed in whole or in part will be selected in a manner that complies with the requirements of DTC.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“remaining life”) of the particular series of Notes to be redeemed (for Series N Notes, assuming, for this purpose, that the Series N Notes would mature on the Series N Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining life of the applicable series of Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company and notified by the Company to the Trustee.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer or dealers selected by the Company and notified by the Company to the Trustee.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company and notified to the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company and the Trustee by such Reference Treasury Dealer at or before 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

The “Three-Month LIBOR Rate” means the rate determined in accordance with the following provisions:

(1)    On the LIBOR Interest Determination Date, the Calculation Agent or its affiliate will determine the Three-Month LIBOR Rate which shall be the rate for deposits in U.S. dollars having a three-month maturity which appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on the LIBOR Interest Determination Date.

(2)    If no rate appears on Reuters Page LIBOR01 on the LIBOR Interest Determination Date, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the underwriters) in the London Inter-Bank Market selected by the Calculation Agent (after consultation with the Company) to provide the Calculation Agent with their offered quotations for deposits in U.S. dollars for the period of three months, commencing on the applicable LIBOR Rate Reset Date, to prime banks in the London Inter-Bank Market at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.

If at least two quotations are provided, then the Three Month LIBOR Rate will be the average (rounded, if necessary, to the nearest one hundredth (0.01) of a percent) of those quotations. If fewer than two quotations are provided, then the Three-Month LIBOR Rate will be the average (rounded, if necessary, to the nearest one hundredth (0.01) of a percent) of the rates quoted at approximately 11:00 a.m., New York City time, on the LIBOR Interest Determination Date by three major banks (which may include affiliates of the underwriters) in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If the banks selected by the Calculation Agent are not providing quotations in the manner described by this paragraph, the rate for the period following the LIBOR Interest Determination Date will be the rate in effect on that LIBOR Interest Determination Date.

“Reuters Page LIBOR01” means the display so designated on the Reuters 3000 Xtra (or such other page as may replace that page on that service, or such other service as may be nominated by the Company as the information vendor, for the purpose of displaying rates or prices comparable to the London Inter-Bank Offered Rate for U.S. dollar deposits).

“LIBOR Interest Determination Date” means the second LIBOR Business Day preceding each LIBOR Rate Reset Date.

“LIBOR Business Day” means any business day on which dealings in deposits in U.S. dollars are transacted in the London Inter-Bank market.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent.

“Treasury Rate” means, with respect to any redemption, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Designee” means an independent financial advisor or such other designee of the Company. For the avoidance of doubt, in no event shall the Calculation Agent or the Trustee be the Designee.

“Benchmark” means, initially, the Three-Month LIBOR Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Three-Month LIBOR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Interpolated Benchmark (if there is such a Benchmark Replacement Adjustment); provided that if the Company (or the Designee) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)    the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)    the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)    the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(5)    the sum of: (a) the alternate rate of interest that has been selected by the Company (or the Designee) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)     the spread adjustment (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body or determined by the Company or the Designee in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)    if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)    the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or the Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

The Benchmark Replacement Adjustment shall not include the Margin and such Margin shall be applied to the Benchmark Replacement to determine the interest payable on the Series A Notes.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of the Series A Notes, in each case that the Company (or the Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or the Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the

Company (or the Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or the Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then current Benchmark:

(1)    a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company (or the Designee) in accordance with:

(1)    the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining Compounded SOFR; provided that:

(2)    if, and to the extent that, the Company (or the Designee) determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company (or the Designee) giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the Margin.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor. “Benchmark” as used in clause (1) and (2) of the foregoing definition means the then-current Benchmark for the applicable periods specified in such clauses without giving effect to the applicable index maturity (if any).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is the Three-Month LIBOR Rate, 11:00 a.m., London time, on the LIBOR Interest Determination Date, and (2) if the Benchmark is not the Three- Month LIBOR Rate, the time determined by the Company (or the Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

(vi)    (a) the Notes shall be issued in the form of book-entry notes represented by Global Notes; (b) the Depositary for such Global Notes shall be The Depository Trust Company; and (c) the procedures with respect to transfer and exchange of Global Notes shall be as set forth in the forms of Note attached hereto;

(vii)    the title of the Series M Notes shall be “0.75% Senior Notes, Series M, due 2023”; the title of the Series N Notes shall be “1.00% Senior Notes, Series N, due 2025” and the title of the Series A Notes shall be “Floating Rate Notes, Series A, due 2023”;

(viii)    the forms of the Notes shall be as set forth in Paragraph 1, above;

(ix)    not applicable;

(x)    the Notes shall not be subject to a Periodic Offering;

(xi)    not applicable;

(xii)    not applicable;

(xiii)    Company will pay the principal of the Notes and any premium and interest payable at redemption, if any, or at maturity in immediately available funds at the office of The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, 7th Floor, Chicago, Illinois 60602;

(xiv)    the Notes shall be issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof;

(xv)    not applicable;

(xvi)    the Notes shall not be issued as Discount Securities;

(xvii)    not applicable;

(xviii)    not applicable, and

(xix)    (A) Restrictive Covenants:

Limitation upon Liens of Certain Subsidiaries

For so long as any Notes remain outstanding, the Company will not create or incur or allow any of its subsidiaries to create or incur any pledge or security interest on any of the capital stock of a Public Utility Subsidiary held by the Company or one of its subsidiaries or a Significant Subsidiary.

For purposes of this covenant:

(i)    Public Utility Subsidiary means, at any particular time, a direct or indirect subsidiary of the Company that, as a substantial part of its business, distributes or transmits electric energy to retail or wholesale customers at rates or tariffs that are regulated by either a state or Federal regulatory authority.

(ii)    Significant Subsidiary means, at any particular time, any direct subsidiary of the Company whose consolidated gross assets or consolidated gross revenues (having regard to the Company’s direct beneficial interest in the shares, or the like, of that subsidiary) represent at least 25% of the Company’s consolidated gross assets or consolidated gross revenues appearing in the most recent audited financial statements of the Company as of the date of determination.

Limitation upon Mergers, Consolidations and Sale of Assets

The provisions of Article Ten of the Indenture shall be applicable to the Notes.

(B) Waivers:

Waiver of Replacement Capital Covenant

The Notes will not be entitled to benefit in any way from the Replacement Capital Covenant, dated as of March 1, 2008, entered into by the Company in favor of certain holders of the Company’s debt, and subsequently amended by an amendment dated as of February 29, 2012 (as amended, the “Replacement Capital Covenant”). The Notes are not, and will never become, Eligible Debt or Covered Debt (as such terms are defined in the Replacement Capital Covenant), and the holders of the Notes are not, and will never be entitled to become, Covered Debtholders (as defined in the Replacement Capital Covenant). Any person purchasing or otherwise acquiring a Note or any interest in the Notes will be deemed to have agreed to this waiver of the Replacement Capital Covenant.

(xx)    Certain Tax Information.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture, this Company Order and Officers’ Certificate and the Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) to provide to the Trustee and any paying agent sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee and any paying agent can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee and any paying agent shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee and any paying agent shall not have any liability.

3.    You are hereby requested to authenticate on the date hereof $450,000,000 aggregate principal amount of 0.75% Senior Notes, Series M, due 2023, $450,000,000 aggregate principal amount of 1.00% Senior Notes, Series N, due 2025 and $600,000,000 aggregate principal amount of Floating Rate Notes, Series A, due 2023, executed by the Company and delivered to you concurrently with this Company Order and Officers’ Certificate, in the manner provided by the Indenture, by manual, facsimile or electronic signature, provided that any such electronic signature is a true representation of the signatory’s actual signature.

4.    You are hereby requested to hold the Global Notes as custodian for DTC in accordance with the Blanket Issuer Letter of Representations dated March 14, 2008, from the Company to DTC.

5.    Concurrently with this Company Order and Officers’ Certificate, an Opinion of Counsel under Sections 2.04 and 13.06 of the Indenture is being delivered to you.

6.    The undersigned Renee V. Hawkins and David C. House, the Assistant Treasurer and Assistant Secretary, respectively, of the Company do hereby certify that:

(i)    we have read the relevant portions of the Indenture, including without limitation the conditions precedent provided for therein relating to the action proposed to be taken by the Trustee as requested in this Company Order and Officers’ Certificate, and the definitions in the Indenture relating thereto;

(ii)    we have read the Board Resolutions of the Company and the Opinion of Counsel referred to above;

(iii)    we have conferred with other officers of the Company, have examined such records of the Company and have made such other investigation as we deemed relevant for purposes of this certificate;

(iv)    in our opinion, we have made such examination or investigation as is necessary to enable us to express an informed opinion as to whether or not such conditions have been complied with; and

(v)    on the basis of the foregoing, we are of the opinion that all conditions precedent provided for in the Indenture relating to the action proposed to be taken by the Trustee as requested herein have been complied with.

Kindly acknowledge receipt of this Company Order and Officers’ Certificate, including the documents listed herein, and confirm the arrangements set forth herein by signing and returning the copy of this document attached hereto.

IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

Very truly yours,

AMERICAN ELECTRIC POWER COMPANY, INC.

By:
Name: Renee V. Hawkins
Assistant Treasurer

And:
Name: David C. House
Assistant Secretary

Acknowledged by Trustee:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory
Name:
Title:

Exhibit 1

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R1

AMERICAN ELECTRIC POWER COMPANY, INC.
0.75% Senior Notes, Series M, due 2023

CUSIP: 025537 AQ4/US025537AQ41	Original Issue Date: November 20, 2020

Stated Maturity: November 1, 2023	Interest Rate: 0.75%

Principal Amount: $450,000,000

Redeemable:	Yes ☒	No ☐
In Whole:	Yes ☒	No ☐
In Part:	Yes ☒	No ☐
AMERICAN ELECTRIC POWER COMPANY, INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing on May 1, 2021, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, immediately prior to such Interest Payment Date, provided that interest payable on the Stated Maturity or any redemption date shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register or by wire transfer to the account designated by the person entitled thereto.

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 2001 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as successor to The Bank of New York, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

At any time on or after November 20, 2021, this Note may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Notes, at 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption. The Notes to be redeemed in whole or in part will be selected in a manner that complies with the requirements of the DTC.

The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to such other restrictive covenants and waivers as described therein.

2

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding voting as one class, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any
3

incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee by manual, facsimile or electronic signature, provided that the electronic signature is a true representation of the signatory’s actual signature.
4

IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

AMERICAN ELECTRIC POWER COMPANY, INC.

By: ___________________________
Name: Renee V. Hawkins
Title: Assistant Treasurer

By: ___________________________
Name: David C. House
Title: Assistant Secretary

5

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within‑mentioned Indenture.

Dated: November 20, 2020

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: ___________________________
Authorized Signatory
6

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated: ________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

7

Exhibit 2

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R1

AMERICAN ELECTRIC POWER COMPANY, INC.
1.00% Senior Notes, Series N, due 2025

CUSIP: 025537 AR2/US025537AR24	Original Issue Date: November 20, 2020

Stated Maturity: November 1, 2025	Interest Rate: 1.00%

Principal Amount: $450,000,000

Redeemable:	Yes ☒	No ☐
In Whole:	Yes ☒	No ☐
In Part:	Yes ☒	No ☐
AMERICAN ELECTRIC POWER COMPANY, INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing on May 1, 2021, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, immediately prior to such Interest Payment Date, provided that interest payable on the Stated Maturity or any redemption date shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register or by wire transfer to the account designated by the person entitled thereto.

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 2001 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as successor to The Bank of New York, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

This Note may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Notes. At any time prior to October 1, 2025 (the date that is one month prior to maturity (the “Par Call Date”)), the Notes may be redeemed either as a whole or in part at a redemption price calculated by the Independent Investment Banker equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed that would be due if such Notes matured on the Par Call Date (excluding the portion of any such interest accrued to but excluding the date of redemption) discounted (for purposes of determining present value) to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date of redemption.

At any time on or after the Par Call Date, the Company may redeem this Note in whole or in part at 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption. The Notes to be redeemed in whole or in part will be selected in a manner that complies with the requirements of the DTC.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“remaining life”) of the Notes (assuming, for this purpose, that the Notes would mature on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company and notified by the Company to the Trustee.
2

“Reference Treasury Dealer” means a primary U.S. Government securities dealer or dealers selected by the Company and notified by the Company to the Trustee.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company and notified to the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company and the Trustee by such Reference Treasury Dealer at or before 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to such other restrictive covenants and waivers as described therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding voting as one class, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the
3

Indenture (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee by manual, facsimile or electronic signature, provided that the electronic signature is a true representation of the signatory’s actual signature.

5

IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

AMERICAN ELECTRIC POWER COMPANY, INC.

By: ___________________________
Name: Renee V. Hawkins
Title: Assistant Treasurer

By: ___________________________
Name: David C. House
Title: Assistant Secretary

6

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within‑mentioned Indenture.

Dated: November 20, 2020

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: ___________________________
Authorized Signatory
7

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated: ________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).
8

Exhibit 3

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R1

AMERICAN ELECTRIC POWER COMPANY, INC.
Floating Rate Notes, Series A, due 2023

CUSIP: 025537 AS0/US025537AS07	Original Issue Date: November 20, 2020

Stated Maturity: November 1, 2023

Principal Amount: $600,000,000

Redeemable:	Yes ☒	No ☐
In Whole:	Yes ☒	No ☐
In Part:	Yes ☒	No ☐

AMERICAN ELECTRIC POWER COMPANY, INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, quarterly in arrears on February 1, May 1, August 1 and November 1 of each year, commencing on February 1, 2021 at the per annum interest rate equal to the sum of the Three-Month LIBOR Rate plus 0.48% (the “Margin”), subject to the terms herein, until the Principal Amount shall have been paid or duly provided for. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days for which interest is payable in the relevant interest period, divided by 360.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Business Day before each Interest Payment Date (the “Regular Record Date”), provided that if the Notes are not in book-entry only form, the record date for each Interest Payment Date will be the close of business on the fifteenth calendar day before the applicable Interest Payment Date; provided further that interest payable on the Stated Maturity or on the date of redemption shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

If any LIBOR Rate Reset Date falls on a day that is not a Business Day, the LIBOR Rate Reset Date will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the LIBOR Rate Reset Date will be the next preceding Business Day. The Interest Rate in effect on any LIBOR Rate Reset Date will be the applicable rate as reset on that date. The Interest Rate applicable to any other day will either be the initial Interest Rate or the Interest Rate as reset on the immediately preceding LIBOR Rate Reset Date.

The amount of interest payable will be computed on the basis of the actual number of days in the relevant quarterly period (including the first day of the quarterly period and excluding the last day of the quarterly period) divided by 360.

If any Interest Payment Date (other than at the Stated Maturity) is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, except that if such Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Stated Maturity of this Note falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Stated Maturity. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register or by wire transfer to the account designated by the person entitled thereto.

Accrued interest on any Note will be calculated by multiplying the principal amount of the Note by an accrued interest factor. The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is computed by dividing the Interest Rate applicable to that day by 360.

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 2001 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as successor to The Bank of New York, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

At any time on or after November 20, 2021, this Note may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice delivered to the registered owners of the Notes, at 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption. The Notes to be redeemed in whole or in part will be selected in a manner that complies with the requirements of the DTC.

This Note will bear interest for each quarterly interest period at a per annum rate (“Interest Rate”) determined by the Calculation Agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The Interest Rate for the period from the issue date to the first LIBOR Rate Reset Date shall be equal to the Three-Month LIBOR Rate as determined by the Calculation Agent on November 18, 2020 plus the Margin. Following the initial interest period the Interest Rate for each subsequent interest period shall, subject to the provisions set forth below, be equal to the Three Month LIBOR Rate as determined by the Calculation Agent on the related LIBOR Rate Reset Date, plus the Margin. Such Interest Rate will be reset on the 1st day of the months of February, May, August and November of each year beginning in February 2021 (each, a “LIBOR Rate Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing on November 20, 2020) and ending on the day preceding the next Interest Payment Date. Promptly upon such determination, the Calculation Agent will notify the Trustee for the Notes, if the person serving as the Trustee is not then serving as the Calculation Agent, of the Interest Rate for the new interest period. The Interest Rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and registered holders of this Note, the Company and the Trustee.

Notwithstanding the above, if the Company (or the Designee) determines on or prior to the relevant LIBOR Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, then (i) the Company shall promptly provide notice of such determination to the Calculation Agent and the provisions set forth below under “Effect of Benchmark Transition Event”, which is referred to as the “Benchmark Transition Provisions,” will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Notes of this series during the relevant interest period. In accordance with the Benchmark Transition Provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Interest Rate that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement and the Margin. However, if the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant LIBOR Interest Determination Date, the Interest Rate for the applicable interest period will be equal to the Interest Rate for the immediately preceding interest period, as determined by the Company (or the Designee). Any percentage resulting from any calculation of any Interest Rate less than 0.00% will be deemed to be 0.00% (or 0.0000).

Effect of Benchmark Transition Event

Benchmark Replacement. If the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to this Note in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company (or the Designee) pursuant to the Benchmark Transition Provisions, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary herein or in the Indenture, shall become effective without consent from the holder of this Note or any other party. Neither the Trustee nor the Calculation Agent will have any liability for any determination made by or on behalf of the Company or the Designee in connection with a Benchmark Transition Event or a Benchmark Replacement.

By its acquisition of this Note, each holder of the Note (which, for these purposes, includes each beneficial owner) (i) will acknowledge, accept, consent and agree to be bound by the determination of the Three-Month LIBOR Rate or any component thereof by the Company or the Calculation Agent, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such holder of the Note, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the paying agent and the Calculation Agent for, agree not to initiate a suit against the trustee, the paying agent and the Calculation Agent in respect of, and agree that none of the Trustee, the paying agent or the Calculation Agent will be liable for, the determination of or the failure to determine any Three-Month LIBOR Rate and any losses suffered in connection therewith.

In no event shall the Calculation Agent be responsible for determining any substitute for the Three-Month LIBOR Rate, or for making any adjustments to any alternative benchmark or spread thereon, the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark. In connection with the foregoing, the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company (or the Designee) and shall have no liability for such actions taken at the direction of the Company.

The “Three-Month LIBOR Rate” means the rate determined in accordance with the following provisions:

(1) On the LIBOR Interest Determination Date, the Calculation Agent or its affiliate will determine the Three-Month LIBOR Rate which shall be the rate for deposits in U.S. Dollars having a three-month maturity which appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on the LIBOR Interest Determination Date.

(2)    If no rate appears on Reuters Page LIBOR01 on the LIBOR Interest Determination Date, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of BofA Securities, Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC, BNY Mellon Capital Markets, LLC, Goldman Sachs & Co. LLC, Truist Securities, Inc. or Fifth Third Securities, Inc.) in the London Inter-Bank Market selected by the Calculation Agent (after consultation with the Company) to provide the Calculation Agent with their offered quotations for deposits in U.S. dollars for the period of three months, commencing on the applicable LIBOR Rate Reset Date, to prime banks in the London Inter-Bank Market at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.

If at least two quotations are provided, then the Three Month LIBOR Rate will be the average (rounded, if necessary, to the nearest one hundredth (0.01) of a percent) of those quotations. If fewer than two quotations are provided, then the Three-Month LIBOR Rate will be the average (rounded, if necessary, to the nearest one hundredth (0.01) of a percent) of the rates quoted at approximately 11:00 a.m., New York City time, on the LIBOR

Interest Determination Date by three major banks (which may include affiliates of BofA Securities, Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC, BNY Mellon Capital Markets, LLC, Goldman Sachs & Co. LLC, Truist Securities, Inc. or Fifth Third Securities, Inc.) in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If the banks selected by the Calculation Agent are not providing quotations in the manner described by this paragraph, the rate for the period following the LIBOR Interest Determination Date will be the rate in effect on that LIBOR Interest Determination Date.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent.

“LIBOR Business Day” means any business day on which dealings in deposits in U.S. dollars are transacted in the London Inter-Bank market.

“LIBOR Interest Determination Date” means the second LIBOR Business Day preceding each LIBOR Rate Reset Date.

“Reuters Page LIBOR01” means the display so designated on the Reuters 3000 Xtra (or such other page as may replace that page on that service, or such other service as may be nominated by the Company as the information vendor, for the purpose of displaying rates or prices comparable to the London Inter-Bank Offered Rate for U.S. dollar deposits).

“Designee” means an independent financial advisor or such other designee of the Company. For the avoidance of doubt, in no event shall the Calculation Agent or the Trustee be the Designee.

“Benchmark” means, initially, the Three-Month LIBOR Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Three-Month LIBOR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Interpolated Benchmark (if there is such a Benchmark Replacement Adjustment); provided that if the Company (or the Designee) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)    the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)    the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)    the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)    the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(5)    the sum of: (a) the alternate rate of interest that has been selected by the Company (or the Designee) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)    the spread adjustment (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body or determined by the Company or the Designee in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)    if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)    the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or the Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

The Benchmark Replacement Adjustment shall not include the Margin and such Margin shall be applied to the Benchmark Replacement to determine the Interest Rate.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of this Note, in each case that the Company (or the Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or the Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or the Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or the Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then current Benchmark:

(1)    a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company (or the Designee) in accordance with:

(1)    the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining Compounded SOFR; provided that:

(2)    if, and to the extent that, the Company (or the Designee) determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company (or the Designee) giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the Margin.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor. “Benchmark” as used in clause (1) and (2) of the foregoing definition means the then-current Benchmark for the applicable periods specified in such clauses without giving effect to the applicable index maturity (if any).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is the Three-Month LIBOR Rate, 11:00 a.m., London time, on the LIBOR Interest Determination Date, and (2) if the Benchmark is not the Three- Month LIBOR Rate, the time determined by the Company (or the Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to such other restrictive covenants and waivers as described therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding voting as one class, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee by manual, facsimile or electronic signature, provided that the electronic signature is a true representation of the signatory’s actual signature.

IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

AMERICAN ELECTRIC POWER COMPANY, INC.

By: ___________________________
Name: Renee V. Hawkins
Title: Assistant Treasurer

By: ___________________________
Name: David C. House
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within‑mentioned Indenture.

Dated: November 20, 2020

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: ___________________________
Authorized Signatory

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated: ________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).
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